Exhibit 99.1

Five9 Announces Revenue Growth of 26% and Positive Adjusted EBITDA for the First Quarter of 2016
LTM Enterprise Subscription Revenue Growth Accelerated to 39% Year-Over-Year
Raises 2016 Guidance for Revenue and Bottom Line

SAN RAMON, CALIF. - May 10, 2016 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud software for the enterprise contact center market, today reported results for the first quarter 2016 ended March 31, 2016.
Business Highlights

•	Q1 total revenue increased 26% year-over-year to a record $38.0 million

•	Q1 adjusted gross margin improved by over 480 basis points year-over-year to 61.4%

•	Achieved positive adjusted EBITDA in Q1 with a nearly 1,170 basis point margin improvement year-over-year

•	All-time record enterprise bookings

•	Annual dollar-based retention rate for the first quarter of 2016 was 98%, up from 96% in the fourth quarter of 2015.
“We are delighted to continue our trend of surpassing expectations and delivering strong financial results. In addition to solid top line growth, we reported our second consecutive quarter of positive adjusted EBITDA. This achievement demonstrates the power of our business model and the ability of our enterprise business to drive high marginal profitability. Our LTM enterprise subscription revenue continued to grow at an accelerated pace reaching 39%. Five9 is well positioned in the contact center market, which is in the early days of a massive push to modernization, providing solutions that are closely aligned with the ROI and strategic objectives of enterprise contact center clients. As a result, we believe that demand for our platform continues to strengthen, driving our strong results and increased guidance for 2016.”
- Mike Burkland, President and CEO, Five9
First Quarter 2016 Financial Results

•	Total revenue for the first quarter of 2016 increased 26% to $38.0 million, compared to $30.3 million for the first quarter of 2015.

•	GAAP gross margin was 56.3% in the first quarter of 2016, compared to 51.2% for the first quarter of 2015.

•	Adjusted gross margin was 61.4% for the first quarter of 2016, compared to 56.6% for the first quarter in 2015.

•	Adjusted EBITDA for the first quarter of 2016 was $0.5 million, or 1.2% of revenue, compared to a loss of $(3.2) million, or (10.4)% of revenue, for the first quarter of 2015.

•	GAAP net loss for the first quarter of 2016 was $(4.9) million, or $(0.10) per share, compared to a GAAP net loss of $(8.9) million, or $(0.18) per share, for the first quarter of 2015.

•	Non-GAAP net loss for the first quarter of 2016 was $(2.7) million, or $(0.05) per share, compared to a non-GAAP net loss of $(5.9) million, or $(0.12) per share, for the first quarter of 2015.
A reconciliation of the non-GAAP financial measures to their related GAAP financial measures is set forth in the tables attached to this release.
Business Outlook

•	For the full year 2016, Five9 expects to report:

◦	Revenue in the range of $151.5 to $154.5 million, up from the prior guidance range of $148.0 to $151.0 million that was previously provided on February 23, 2016

◦
GAAP net loss in the range of $(19.8) to $(21.8) million, or a loss of $(0.38) to $(0.42) per share, improved from the prior guidance range of $(20.1) to $(23.1) million, or a loss of $(0.39) to $(0.44) per share, that was previously provided on February 23, 2016

◦
Non-GAAP net loss in the range of $(10.1) to $(12.1) million, or $(0.19) to $(0.23) per share, improved from the prior guidance range of $(11.0) to $(14.0) million, or $(0.21) to $(0.27) per share, that was previously provided on February 23, 2016

•	For the second quarter of 2016, Five9 expects to report:

◦	Revenue in the range of $36.3 to $37.3 million

◦	GAAP net loss in the range of $(5.8) to $(6.8) million, or a loss of $(0.11) to $(0.13) per share

◦	Non-GAAP net loss in the range of $(3.2) to $(4.2) million, or a loss of $(0.06) to $(0.08) per share
Conference Call Details
Five9 will discuss its first quarter 2016 results today, May 10, 2016, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 3852415), please dial: 888-397-5335 or 719-325-2388. An audio replay of the call will be available through May 24, 2016 by dialing 888-203-1112 or 719-457-0820 and entering access code 3852415. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.  Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. The company’s management uses these measures to (i) illustrate underlying trends in the company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Forward Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding the enterprise shift to the cloud for CRM and contact center solutions and Five9’s market position, increasing demand for Five9’s solutions, and the second quarter 2016 and full year 2016 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) we may be unable to attract new clients or sell additional services and functionality to our existing clients or could experience a reduction in seats or revenues from existing clients; (iii) our recent rapid growth may not be indicative of our future growth and we may fail to manage our growth effectively; (iv) the markets in which we participate are highly competitive and we may be unable to compete effectively; (v) we may be unable to manage our technical operations infrastructure, which could cause our existing clients to experience service outages, cause our new clients to experience delays in the deployment of our solution and subject us to, among other things, claims for credits or damages; (vi) a decline in our dollar-based retention rate could cause our revenues and gross margins to decrease and our net loss to increase and we may be required to spend more money to grow our client base to maintain our revenues; (vii) sales of our solutions to larger organizations may require longer sales and implementation cycles and we may be unable to offer the configuration and integration services or customized features and functions required by larger organizations, which could delay or prevent sales of our solution to them; (viii) downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (ix) third-party telecommunications and internet service providers on which we rely may fail to provide our clients and their customers with reliable telecommunication services and connectivity to our cloud contact center software; (x) we may be unable to achieve or sustain profitability, including positive adjusted EBITDA; (xi) we may be unable to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.
About Five9
Five9 is a leading provider of cloud software for the enterprise contact center market, bringing the power of the cloud to thousands of customers and facilitating approximately three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, helping organizations transition from legacy premise-based solutions to the cloud. Five9 provides businesses with reliable, secure, compliant, and scalable cloud contact center software designed to create exceptional customer experiences, increase agent productivity and deliver tangible business results. For more information visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$57,767	$58,484
Accounts receivable, net	12,528	10,567
Prepaid expenses and other current assets	3,899	2,184
Total current assets	74,194	71,235
Property and equipment, net	12,795	13,225
Intangible assets, net	1,913	2,041
Goodwill	11,798	11,798
Other assets	964	934
Total assets	$101,664	$99,233

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,376	$2,569
Accrued and other current liabilities	9,747	7,911
Accrued federal fees	5,885	5,684
Sales tax liability	1,167	1,262
Revolving line of credit	12,500	12,500
Notes payable	7,375	7,212
Capital leases	5,185	4,972
Deferred revenue	7,832	6,413
Total current liabilities	53,067	48,523
Sales tax liability — less current portion	1,902	1,915
Notes payable — less current portion	15,644	17,327
Capital leases — less current portion	4,494	4,606
Other long-term liabilities	798	582
Total liabilities	75,905	72,953
Stockholders’ equity:
Common stock	52	51
Additional paid-in capital	185,038	180,649
Accumulated deficit	(159,331)	(154,420)
Total stockholders’ equity	25,759	26,280
Total liabilities and stockholders’ equity	$101,664	$99,233

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2016	March 31, 2015

Revenue	$38,015	$30,274
Cost of revenue	16,610	14,778
Gross profit	21,405	15,496
Operating expenses:
Research and development	5,802	6,038
Sales and marketing	12,706	9,931
General and administrative	6,536	7,275
Total operating expenses	25,044	23,244
Loss from operations	(3,639)	(7,748)
Other income (expense), net:
Interest expense	(1,199)	(1,139)
Interest income and other	(45)	2
Total other income (expense), net	(1,244)	(1,137)
Loss before income taxes	(4,883)	(8,885)
Provision for income taxes	28	18
Net loss	$(4,911)	$(8,903)
Net loss per share:
Basic and diluted	$(0.10)	$(0.18)
Shares used in computing net loss per share:
Basic and diluted	51,377	49,433

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015

Cash flows from operating activities:
Net loss	$(4,911)	$(8,903)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,103	1,775
Provision for doubtful accounts	25	113
Stock-based compensation	1,994	2,235
Loss on disposal of property and equipment	1	10
Non-cash interest expense	91	84
Others	(4)	(1)
Changes in operating assets and liabilities:
Accounts receivable	(1,990)	(510)
Prepaid expenses and other current assets	(1,715)	(1,211)
Other assets	(30)	(94)
Accounts payable	825	(1,629)
Accrued and other current liabilities	1,935	1,123
Accrued federal fees and sales tax liability	93	960
Deferred revenue	1,659	286
Other liabilities	(24)	9
Net cash provided by (used in) operating activities	52	(5,753)
Cash flows from investing activities:
Purchases of property and equipment	(252)	(198)
Decrease in restricted cash	—	660
Purchase of short-term investments	—	(20,000)
Proceeds from maturity of short-term investments	—	20,000
Net cash (used in) provided by investing activities	(252)	462
Cash flows from financing activities:
Proceeds from exercise of common stock options	2,397	116
Repayments of notes payable	(1,608)	(781)
Payments of capital leases	(1,306)	(1,687)
Net cash used in financing activities	(517)	(2,352)
Net decrease in cash and cash equivalents	(717)	(7,643)
Cash and cash equivalents:
Beginning of period	58,484	58,289
End of period	$57,767	$50,646

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(Unaudited, in thousands, except percentages)

	Three Months Ended
	March 31, 2016	March 31, 2015

GAAP gross profit	$21,405	$15,496
GAAP gross margin	56.3%	51.2%
Non-GAAP adjustments:
Depreciation	1,592	1,351
Intangibles amortization	88	88
Stock-based compensation	265	188
Adjusted gross profit	$23,350	$17,123
Adjusted gross margin	61.4%	56.6%

RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2016	March 31, 2015

GAAP net loss	$(4,911)	$(8,903)
Non-GAAP adjustments:
Depreciation and amortization	2,103	1,775
Stock-based compensation	1,994	2,235
Interest expense	1,199	1,139
Interest income and other	45	(2)
Provision for income taxes	28	18
Out of period adjustment for sales tax liability (G&A)	—	575
Adjusted EBITDA	$458	$(3,163)

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2016	March 31, 2015

GAAP net loss	$(4,911)	$(8,903)
Non-GAAP adjustments:
Stock-based compensation	1,994	2,235
Intangibles amortization	128	128
Non-cash interest expense	91	84
Out of period adjustment for sales tax liability (G&A)	—	575
Non-GAAP net loss	$(2,698)	$(5,881)
Non-GAAP net loss per share:
Basic and diluted	$(0.05)	$(0.12)
Shares used in computing non-GAAP net loss per share:
Basic and diluted	51,377	49,433

SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2016			March 31, 2015
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$265	$1,592	$88	$188	$1,351	$88
Research and development	435	148	—	574	87	—
Sales and marketing	434	25	28	524	21	28
General and administrative	860	210	12	949	188	12
Total	$1,994	$1,975	$128	$2,235	$1,647	$128

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	June 30, 2016		December 31, 2016
	Low	High	Low	High

GAAP net loss	$(5,847)	$(6,847)	$(19,829)	$(21,829)
Non-GAAP adjustments:
Stock-based compensation	2,432	2,432	8,886	8,886
Intangibles amortization	128	128	500	500
Non-cash interest expense	87	87	343	343
Non-GAAP net loss	$(3,200)	$(4,200)	$(10,100)	$(12,100)
GAAP net loss per share, basic and diluted	$(0.11)	$(0.13)	$(0.38)	$(0.42)
Non-GAAP net loss per share, basic and diluted	$(0.06)	$(0.08)	$(0.19)	$(0.23)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	52,125	52,125	52,354	52,354

Investor Relations Contact:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com
Tony Righetti
415-489-2186
Tony@blueshirtgroup.com

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